UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

December 10, 2012

____________________________

DIAGNOSTIC IMAGING INTERNATIONAL CORP.

(Exact name of registrant as specified in charter)

NEVADA

(State or other Jurisdiction of Incorporation or Organization)

333-1364363	848 N. Rainbow Blvd. #2494 Las Vegas, Nevada 89107	98-0493698
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(877) 331-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On December 10, 2012, Diagnostic Imaging International Corp. (the “Company”) acquired all of the outstanding shares of capital stock (the “Shares”) from the stockholders (the “Sellers”) of Schuylkill Open MRI, Inc. (“SOMRI”), a MRI facility located in the greater Philadelphia region, pursuant to the terms of the previously announced Share Purchase Agreement between the Company and the Sellers (the “Share Purchase Agreement”). Pursuant to the terms of the Share Purchase Agreement, the Company paid an aggregate purchase price of $1,825,000 for the Shares, plus a possible earn-out payment of up to $200,000 if certain post-closing revenue targets are met.

In connection with the Share Purchase Agreement, SOMRI entered into a lease agreement with one of the Sellers with respect to the lease of two MRI machines. Under the terms of the lease, SOMRI is to make monthly payments of $11,012.63, plus applicable sales tax, over a period of 48 months.  In addition, SOMRI has agreed to make a one-time lease payment of $125,000 on or before March 30, 2013. The Company has guaranteed all of SOMRI’s obligations under the lease.  At the end of the lease, SOMRI will have the option to purchase the MRI machines for a total purchase price of $1.00.

Item 901  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Audited financial statements as of December 31, 2011 and December 31, 2010.

Unaudited financial statements for the nine months ending September 30, 2012

(b) Pro Forma Financial Information

Unaudited pro forma financial information as of December 31, 2011 and the nine months ending September 30, 2012.

Silberstein Ungar, PLLC CPAs and Business Advisors

Phone (248) 203-0080

Fax (248) 281-0940

30600 Telegraph Road, Suite 2175

Bingham Farms, MI 48025-4586

www.sucpas.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Schuylkill Open MRI, Inc.

Dallas, Texas

We have audited the accompanying balance sheets of Schuylkill Open MRI, Inc. as of December 31, 2011 and 2010, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the entity’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Schuylkill Open MRI, Inc. as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Silberstein Ungar, PLLC

Silberstein Ungar, PLLC

Bingham Farms, Michigan

November 20, 2012

SCHUYLKILL OPEN MRI, INC.
BALANCE SHEETS
AS OF DECEMBER 31, 2011 AND 2010

	2011	2010
ASSETS
Current Assets
Cash	$19,259	$14,484
Accounts Receivable	212,028	298,635
Total Current Assets	231,287	313,119

Property and Equipment, net of accumulated depreciation	908,741	1,053,725

Other Assets
Security Deposit	8,140	8,140
Non-compete Agreement, net of accumulated amortization	48,389	-
Total Other Assets	56,529	8,140

TOTAL ASSETS	1,196,557	1,374,984

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Current Liabilities
Accounts Payable	$37,164	$184,858
Related Party Payable	238,056	166,849
Accrued Expenses	296,051	331,408
Capital Lease Obligation	-	125,386
Current Portion of Long-term Debt	73,731	57,019
Total Current Liabilities	645,002	865,520

Long-term Debt	80,240	97,136

TOTAL LIABILITIES	725,242	962,656

STOCKHOLDERS' EQUITY
Common Stock - no par value - 1,000,000 shares authorized, 11,666 issued and outstanding	1,000	1,000
Additional Paid-in Capital	90,000	-
Retained Earnings	380,315	411,328

TOTAL STOCKHOLDERS' EQUITY	471,315	412,328

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,196,557	$1,374,984

SCHUYLKILL OPEN MRI, INC.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010

REVENUE	$1,787,614	$2,215,246
COST OF REVENUE	533,531	561,422
GROSS PROFIT	1,254,083	1,653,824

OPERATING EXPENSES	1,077,524	1,537,571

INCOME FROM OPERATIONS	176,559	116,253

OTHER INCOME AND (EXPENSE)	(207,572)	(601,173)

NET LOSS BEFORE INCOME TAXES	(31,013)	(484,920)

PROVISION FOR INCOME TAXES	-	-
NET LOSS	$(31,013)	$(484,920)

SCHUYLKILL OPEN MRI, INC.
Statements of Changes in Stockholders’ Equity
From January 1, 2010 through December 31, 2011

			Additional
	Common Stock		Paid-in	Retained
	Amount	Shares	Capital	Earnings	Total
Balance at January 1, 2010	$1,000	11,666	$-	$896,248	$897,248
Net Loss				(484,920)	(484,920)
Balance at December 31, 2010	$1,000	11,666	$-	$411,328	$412,328
Forgiveness of Debt	-	-	90,000		90,000
Net Loss				(31,013)	(31,013)
Balance at December 31, 2011	$1,000	11,666	$90,000	$380,315	$471,315

SCHUYLKILL OPEN MRI, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(31,013)	$(484,920)
Adjustments to Reconcile Net Loss to Net Cash Provided by Operating Activities:
Bad Debt Expense	(21,485)	323,493
Depreciation Expense	149,754	150,608
Amortization Expense	18,611	-
Debt Settlement	8,409	337,900
Changes in Assets and Liabilities
Accounts Receivable	108,092	(313,180)
Other Assets	-	1,900
Accounts Payable	5,104	133,564
Accrued Expenses	(35,357)	18,975
Net Cash Provided by Operating Activities	202,114	146,072

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of Property and Equipment	(4,770)	(38,840)
Net Cash Used in Investing Activities	(4,770)	(38,840)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments of Capital Lease Obligations	(125,386)	(104,836)
Payments of Long-term Debt	(67,184)	(72,323)
Net Cash Used in Financing Activities	(192,570)	(177,159)

Net Increase (Decrease) in Cash	4,775	(47,659)

Cash - Beginning of year	14,484	62,143

Cash - End of Year	$19,259	$14,484

SUPPLEMENTAL CASH FLOW INFORMATION
Cash Paid for Interest	$53,172	$44,979
Cash Paid for Income Taxes	$-	$-

SUPPLEMENTAL CASH FLOW INFORMATION
Non-compete Acquired with Note Payable	$67,000	$-
Debt Forgiveness Contributed to Capital	$90,000	$-

Schuylkill Open MRI, Inc.

Notes to Financial Statements

December 31, 2011 and 2010

Note 1 Organization and Summary of Significant Accounting Policies

Organization and Basis of Presentation

Schuylkill Open MRI, Inc. (“Schuylkill”, the “Company”, “us”, or “we”) was incorporated on April 24, 2001 under the laws of the State of Texas.  Schuylkill is an independent diagnostic testing facility located in Pottsville, Pennsylvania providing Magnetic Resonance Imaging (MRI) services and which is unaffiliated with any hospital or medical group. Schuylkill officially opened for business and began its operations in March 2003 as an outpatient open MRI facility. Schuylkill currently performs exams on its Siemens Concerto OPEN MRI System utilizing Siemens’ Syngo software (“OPEN MRI”) and its Siemens Magnetom Symphony Quantum 1.5T high field MRI System, also utilizing Syngo software (“Symphony 1.5T high field MRI”).   In April 2012, Schuylkill replaced its Magnetom Vision 1.5T high field MRI (“Vision MRI”) with a refurbished Symphony 1.5T high field MRI. Having both the OPEN MRI System and the Symphony 1.5T high field MRI gives Schuylkill flexibility in the studies it can conduct. Schuylkill uses an electronic health record system to manage its patient medical records.  Schuylkill offers same day, evening and Saturday appointments to accommodate emergency and non-emergency patient’s schedule needs.

Schuylkill participates in most major insurance plans. Schuylkill also accepts Medicare, Medicaid, Worker’s Compensation claims, Personal Injury Protection and Letters of Protection for participating personal injury attorneys in the area. Schuylkill is accredited by the American College of Radiology (“ACR”) and by the Intersocietal Accreditation Commission (or “ICAMRL”).  The ACR certification is valid through March 3rd, 2015 and the ICAMRL certification is valid through March 31st, 2015.

Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company’s fiscal year-end is December 31.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) the disclosure of contingent assets and liabilities known to exist as of the date the financial statements are published, and (iii) the reported amount of net sales, expenses and costs recognized during the periods presented. Adjustments made with respect to the use of estimates often relate to improved information not previously available. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of financial statements; accordingly, actual results could differ from these estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.  At December 31, 2011 and 2010, cash includes cash on hand and cash in the bank.

Accounts Receivable Credit Risk

The allowance for doubtful accounts is maintained at a level sufficient to provide for estimated credit losses based on evaluating known and inherent risks in the receivables portfolio.

Management evaluates various factors including expected losses and economic conditions to predict the estimated realization on outstanding receivables. As of December 31, 2011 and 2010, the allowance for bad debts was $296,361 and $323,846, respectively.  During the year ended December 31, 2011, we recovered $21,485 of previously written off bad debts.  Bad debt expense for the year ended December 31, 2010 was $323,493.

Goodwill and Indefinite Intangible Assets

The Company follows the provisions of Financial Accounting Standard (“FASB”) Accounting Standards Codification (“ASC”) Topic 350 Goodwill and Other Intangible Assets. In accordance with ASC Topic 350, goodwill represents the excess of the purchase price and related costs over the value assigned to net tangible and identifiable intangible assets of businesses acquired and accounted for under the purchase method. Under this standard, goodwill and intangibles with indefinite useful lives are not amortized.  The Company assesses goodwill and indefinite-lived intangible assets for impairment annually during the fourth quarter, or more frequently if events and circumstances indicate impairment may have occurred in accordance with ASC Topic 350. If the carrying value of a reporting unit's goodwill exceeds its implied fair value, the Company records an impairment loss equal to the difference. ASC Topic 350 also requires that the fair value of indefinite-lived purchased intangible assets be estimated and compared to the carrying value. The Company recognizes an impairment loss when the estimated fair value of the indefinite-lived purchased intangible assets is less than the carrying value.  As of December 31, 2011 and 2010, the Company has not acquired any indefinite-lived intangible assets and goodwill.

Revenue Recognition

The Company recognizes revenue at the time of service.

Revenue is accounted for under the guidelines established by SAB 101, Revenue Recognition in Financial Statements, and ASC Topic 605-45, Revenue Recognition – Principal Agent Considerations.

Cost of Sales

Cost of sales includes fees paid to radiologists for Teleradiology services and system usage costs.

Impairment of Long-Lived Assets

In accordance with ASC Topic 360, Property, Plant and Equipment, property, plant, and equipment, and purchased intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset.

No impairment loss was recorded for the years ended December 31, 2011 and 2010.

Amortization and Depreciation

Depreciation and amortization are calculated using the straight-line method over the following useful lives:

Medical Equipment – 5 – 7 years

Furniture and Fixtures – 5 – 7 years

Leasehold Improvements – 39 years

Fair Value of Financial Instruments

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties other than in a forced sale or liquidation.

The carrying amounts of the Company’s financial instruments, including cash, accounts receivable, accounts payable and accrued liabilities, and income taxes payable approximate fair value due to their most maturities.

Fair Value Measurements

The hierarchy below lists three levels of fair values based on the extent to which inputs used in measuring fair value is observable in the market. We disclose and categorize each of our fair value measurement items that we recorded at fair value on a recurring basis in one of these three levels based on the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

• Level 1—inputs are based upon unadjusted quoted prices for identical instruments traded in active markets. Our Level 1 non-derivative investments primarily include domestic and international equities, U.S. treasuries and agency securities, and exchange-traded mutual funds. Our Level 1 derivative assets and liabilities include those traded on exchanges.

• Level 2—inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques (e.g. the Black-Scholes model) for which all significant inputs are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs including interest rate curves, foreign exchange rates, and forward and spot prices for currencies and commodities. Our Level 2 non-derivative investments consist primarily of corporate notes and bonds, mortgage-backed securities, certificates of deposit, certain agency securities, foreign government bonds, and commercial paper. Our Level 2 derivative assets and liabilities primarily include certain over-the-counter options, futures, and swap contracts.

• Level 3—inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques, including option pricing models and discounted cash flow models. Our Level 3 non-derivative assets primarily comprise investments in certain corporate bonds. We value these corporate bonds using internally developed valuation models, inputs to which include interest rate curves, credit spreads, stock prices, and volatilities. Unobservable inputs used in these models are significant to the fair values of the investments. The Company Level 3 derivative assets and liabilities primarily comprise derivatives for foreign equities. In certain cases, market-based observable inputs are not available and the company uses management judgment to develop assumptions to determine fair value for these derivatives.

The company does not have assets and liabilities that are carried at fair value on a recurring basis.

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, Income Taxes.  This statement prescribes the use of the asset and liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

Recent Accounting Updates

Recent accounting updates that the Company has adopted or that will be required to adopt in the future are summarized below.

On December 31, 2011, the Company adopted updates issued by the Financial Accounting Standards Board (FASB) to the authoritative hierarchy of GAAP. These changes establish the FASB Accounting Standards Codification (ASC) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The FASB will no longer issue new standards in the form of Statements, FASB Staff Positions, or Emerging Issues Task Force Abstracts; instead the FASB will issue Accounting Standards Updates. Accounting Standards Updates will not be authoritative in their own right as they will only serve to update the Codification. These changes and the Codification itself do not change GAAP. Other than the manner in which new accounting guidance is referenced, the adoption of these changes had no impact on the Financial Statements.

The Company does not expect the adoption of any other recently issued accounting pronouncements to have a significant impact on its results of operations, financial position or cash flow.

Updates issued but not yet adopted

The Company does not expect the adoption of any other recently issued accounting pronouncements to have a significant impact on its results of operations, financial position or cash flow.

Note 2. Property and Equipment

Property and equipment are stated at cost. At December 31, 2011 and 2010, the major classes of property and equipment were as follows:

	December 31, 2011	December 31, 2010
Medical Equipment	$1,017,450	$1,012,680
Furniture and Fixtures	39,180	39,180
Leasehold Improvements	946,803	946,803
Less: Accumulated Depreciation	(1,094,692)	(944,938)
Property and Equipment - Net	$908,741	$1,053,725

Depreciation expense was $149,754 and $150,608 for the years ended December 31, 2011 and 2010, respectively.

Note 3. Lease Commitments

During 2011, the Company extended their current facilities lease for an additional five years.  The lease called for initial lease payments of $4,390 per month with annual increases based on the larger of 2% or the Consumer Price Index as defined.  As December 31, 2011, the monthly lease payment was $5,185.  Total lease expense, including late fees and incidental charges, for the years ended December 31, 2011 and 2010 was $62,121 and $65,140, respectively.

Note 4. Related Party Payables and Expenses

As of December 31, 2011 and 2010, the Company owed related entities $238,056 and $166,849, respectively.

Of these amounts, the Company owed Metiscan Holdings, Inc.(“Holdings”) $236,207 and $159,749, as of December 31, 2011 and 2010, respectively. Holdings is a majority shareholder and is operated by the Company’s management team.  The Company pays Holdings a management fee equal to 5% of earnings each month. During the years ended December 31, 2011 and 2010, the Company recorded management fee expense of $407,560 and $380,474, respectively.

The Company leases all its employees from an employee leasing company, Shoreline Employment Services, Inc., (“Shoreline”).  Shoreline is operated by the Company’s management team.  As of December 31, 2011 and 2010, the Company had overpaid Shoreline $493.  As of December 31, 2010, the Company owed Shoreline $9,000. During the years ended December 31, 2011 and 2010, the Company recorded employee leasing expense of $463,304 and $598,800, respectively.

From time to time, the Company is required to reimburse Bridgepoint Partners, LLC (“Bridgepoint”) for business expenses paid on behalf of the Company.  Bridgepoint is operated by a member of the Company’s management team.  As of December 31, 2011 and 2010, the Company owed Bridgepoint $2,342 and $0, respectively.

During the year ended December 31, 2010, the Company had advanced $1,900 to FirstView EHR (“FirstView”).  FirstView is operated by the Company’s management team.  The advance was repaid in 2011.

Note 5. Accrued Expenses

As of December 31, 2011 and December 31, 2010, the accrued expenses of the Company were $296,051 and $331,408, respectively.

Of this amount, $124,334 and $119,344, as of December 31, 2011 and 2010, respectively, was due to the state of Pennsylvania for unpaid corporate income taxes.

The balance of, $171,717 and $212,064, as of December 31, 2011 and 2010, respectively, was due to the federal government for unpaid corporate income taxes.

Note 6. Obligations Under Capital Lease

On January 1, 2008, the Company entered into a Master Equipment Lease Agreement with Tygris Asset Finance in the amount of $492,970 to finance the purchase of the Company’s Vision MRI located at its facility as well as the leasehold improvements that were made to the facility to accommodate the equipment. This “dollar -buyout” lease has a term of four (4) years at a rate of eight and four tenths of a percent (8.40%) per annum beginning on January 1, 2008 and maturing on January 1, 2012. The monthly payment on this lease was $11,076.

The lease was paid in full on December 14, 2011 and no future minimum lease payments remain at December 31, 2011.The gross amount of equipment held under capital leases totals $861,383 ($0 net book value after accumulated depreciation of $861,383) at December 31, 2011 and 2010.

Note 7. Long-Term Debt

On May 5, 2009, the Company borrowed $190,000 from JPMorgan Chase Bank and issued a promissory note that calls for a term of four (4) years at a rate of six and a tenth of a percent (6.10%) per annum beginning on June 5, 2009 and maturing on May 5, 2013. The loan was established to refinance the Company’s OPEN MRI that is located at its facility. The monthly payment on this promissory note is $4,479. As of December 31, 2011 and 2010, the unpaid balance of this note was $68,545 and $116,519, respectively.

On June 19, 2009, the Company borrowed $50,000 from an individual and issued a promissory note that calls for a term of five (5) years at a rate of ten percent and one-half of one percent (10.5%) per annum beginning on July 10, 2009, and maturing on April 10, 2014. The monthly payment on this promissory note is $1,074. As of December 31, 2011 and 2010, the unpaid balance of this note was $28,248 and $37,636, respectively.

On February 28, 2011, the Company entered into a non-compete agreement with a former employee and issued a promissory note in the amount of $67,000 that calls for a term of five (5) years at a rate of six percent (6%) per annum beginning on April 1, 2011, and maturing on March 1, 2016. The monthly payment on this promissory note is $1,295. As of September 30, 2012, the unpaid balance of this note was $47,910.

Following are maturities of the long –term debt in convertible notes for each of the next 5 years:

December 31, 2012	$73,731
December 31, 2013	38,272
December 31, 2014	24,497
December 31, 2015	14,901
December 31, 2016	2,570
Total	$153,971

Interest expense related to long-term debt for the years ended December 31, 2011 and 2010 was $11,162 and $12,416, respectively.

Note 8. Other Income and (Expense)

During the years ended December 31, 2011 and 2010, the Company recorded $207,572 and $601,173 in other expense items, net of other income, respectively.

During the year ended December 31, 2011 the Company incurred $8,409 of debt settlements relating to agreements with three trade vendors.  During the year ended December 31, 2010, the company incurred $337,900 of debt settlement expense related to the settlement of amounts owed to a third party the Company is no longer affiliated with.  Debt settlements such as these are not part of the Company’s normal course of business.

The following provides a description of the items included in these amounts.

	2011	2010
Depreciation Expense	$(149,754)	$(150,608)
Amortization Expense	(18,611)	-
Interest Expense	(17,668)	(80,481)
Tax Expense	(13,267)	(23,409)
Debt Settlement	(8,409)	(337,900)
Other Income (Expense)	137	(8.775)

Total Other Income and (Expense)	$(207,572)	$(601,173)

Note 9. Income Taxes

The Company follows ASC 740, Income Taxes, which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

For the year ended December 31, 2011, the Company had a cumulative net operating loss carryover of approximately $1,152,339 available for U.S federal income tax, which expires beginning in 2017. The net operating loss carryovers may be subject to limitations under Internal Revenue Code due to significant changes in the Company’s ownership. The Company has provided a full valuation allowance against the full amount of the net operating loss benefit, since, in the opinion of management, based upon the earnings history of the Company, it is more likely than not that the benefits will not be realized.

Deferred net tax asset (34%) consists of the following at December 31, 2011:

	2011	2010
Deferred tax asset	$402,867	$388,000
Less valuation allowance	(402,867)	(388,000)
Net deferred tax asset	$-	$-

A reconciliation between income taxes at statutory tax rates (34%) and the actual income tax provision for continuing operations as of December 31, 2011 follows:

	2011	2010
Expected Provision (based on statutory rate)	$(14,867)	$(109,000)
Increase to deferred tax valuation allowance for net operating loss carry forward	14,867	109,000
Net provision	$-	$-

The Company has filed its tax returns through December 31, 2011.

The provisions of ASC 740 require companies to recognize in their financial statements the impact of a tax position if that position is more likely than not to be sustained upon audit, based upon the technical merits of the position. ASC 740 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. ASC 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods and disclosure.

Management does not believe that the Company has any material uncertain tax positions requiring recognition or measurement in accordance with the provisions of ASC 740. Accordingly, the adoption of these provisions of ASC 740 did not have a material effect on the Company’s financial statements. The Company’s policy is to record interest and penalties on uncertain tax positions, if any, as income tax expense.

All tax years for the Company remain subject to future examinations by the applicable taxing authorities because some taxes are still due and owing.

Note 10. Subsequent Events

On August 13, 2012, the Company entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Diagnostic Imaging International Corp. (“DIIG”). Pursuant to the terms of the Share Purchase Agreement, DIIG is to purchase all of the outstanding capital stock of the Company for an aggregate purchase price of $1,950,000, plus a possible earn-out payment of up to $200,000 if certain post-closing revenue targets are met. Under the terms of the Share Purchase Agreement, DIIG has made a non-refundable payment of $20,000 to the Company, which will be credited against the purchase price at closing.

On October 11, 2012, the Company entered into an amendment of the Share Purchase Agreement with DIIG. The new amendment extends the closing date of the original transaction to November 29, 2012.  Upon execution of this amendment an additional non-refundable payment of $20,000 was made to the Company, which will be credited against the purchase price at closing.

INDEX TO FINANCIAL STATEMENTS

Balance Sheets as of September 30, 2012 and December 31, 2011	F-13
Statements of operations for the nine months ended September 30, 2012 and 2011	F-14
Statements of Cash Flows for the nine months ended September 30, 2012 and 2011	F-15
Notes to Financial Statements	F-16

SCHUYLKILL OPEN MRI, INC.
BALANCE SHEETS
(Unaudited)

	September 30,	December 31,
	2012	2011
ASSETS
Current Assets
Cash	$67,915	$19,259
Accounts Receivable, net	157,040	212,028
Prepaid expenses	2,237	-
Total Current Assets	227,192	231,287

Property and Equipment, net of accumulated depreciation	798,113	908,741

Other Assets
Security Deposit	66,715	8,140
Non-compete Agreement, net of accumulated amortization	31,639	48,389
Total Other Assets	98,354	56,529
TOTAL ASSETS	1,123,660	1,196,557

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts Payable and Accrued Liabilities	$439,595	$37,164
Related Party Payable	337,989	238,056
Current Portion of Long-term Debt	88,928	73,731
Total Current Liabilities	866,512	645,002
Notes payable	68,444	80,240
TOTAL LIABILITIES	934,956	725,242

STOCKHOLDERS' EQUITY
Common Stock - no par value - 1,000,000 shares authorized, 11,666 issued and outstanding	1,000	1,000
Additional Paid-in Capital	90,000	90,000
Retained Earnings	97,704	380,315
TOTAL STOCKHOLDERS' EQUITY	188,704	471,315

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,123,660	$1,196,557

SCHUYLKILL OPEN MRI, INC.
STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED
(UNAUDITED)

	September 30,	September 30,
	2012	2011
REVENUE
SALES	$1,397,437	$1,336,814
LESS: Cost of Sales	457,691	388,872
Gross Margin	939,745	947,942

Operating Expenses:
Advertising	11,142	9,639
Amortization	16,750	13,028
Depreciation	171,649	87,748
General and administrative	202,958	124,424
Insurance	23,213	21,610
Legal and professional	44,737	750
Management fees	680,581	674,527
Rent	50,293	46,566
Travel	7,431	2,765
Total Operating Expenses	1,208,754	981,058

Net Gain from Operations

Other Income and (Expenses):
Other Income	1,493	110,159
Interest Expense	(15,094)	(48,956)
Total Other Income/(Expenses)	(13,601)	61,202

Income / (Loss) Before Provision for Income Taxes	(282,610)	28,086
Provision for Income Taxes	-	-
Net Income / (Loss)	$(282,610)	$28,086

SCHUYLKILL OPEN MRI, INC.
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED

	September 30,	September 30,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (loss)	$(282,610)	$28,086

Adjustment to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Bad Debt Expense	90,000	-
Depreciation Expense	171,649	87,748
Amortization Expense	16,750	13,028
Debt Settlement	-	-
Changes in Assets and Liabilities
Accounts Receivable	54,988	137,247
Prepaid Expenses	(2,237)	-
Other Assets	(58,575)	-
Accounts Payable and Accrued Liabilities	106,380	395,492
Related Party Payable	(201,476)	(59,895)
Net Cash Provided by Operating Activities	177,479	573,620

CASH FLOWS FROM INVESTING ACTIVITIES

Acquisition of Goodwill	-	(448,889)
Acquisitions of Property and Equipment	(61,021)	(4,770)
Net Cash Used in Investing Activities	(61,021)	(453,659)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments of Capital Lease Obligations	-	(125,386)
Payments of Long-term Debt	304,810	48,842
Net Cash Used in Financing Activities	304,810	(76,544)

Net Increase (Decrease) in Cash	138,658	71,503

Cash - Beginning of year	19,259	14,484

Cash - End of Year	$67,915	$19,017

Schuylkill Open MRI, Inc.

Notes to Financial Statements

September 30, 2012

Note 1 Organization and Summary of Significant Accounting Policies

Organization and Basis of Presentation

Schuylkill Open MRI, Inc. (“Schuylkill”, the “Company”, “us”, or “we”) was incorporated on April 24, 2001 under the laws of the State of Texas.  Schuylkill is an independent diagnostic testing facility located in Pottsville, Pennsylvania providing Magnetic Resonance Imaging (MRI) services and which is unaffiliated with any hospital or medical group. Schuylkill officially opened for business and began its operations in March 2003 as an outpatient open MRI facility. Schuylkill currently performs exams on its Siemens Concerto OPEN MRI System utilizing Siemens’ Syngo software (“OPEN MRI”) and its Siemens Magnetom Symphony Quantum 1.5T high field MRI System, also utilizing Syngo software (“Symphony 1.5T high field MRI”).   In April 2012, Schuylkill replaced its Magnetom Vision 1.5T high field MRI (“Vision MRI”) with a refurbished Symphony 1.5T high field MRI. Having both the OPEN MRI System and the Symphony 1.5T high field MRI gives Schuylkill flexibility in the studies it can conduct. Schuylkill uses an electronic health record system to manage its patient medical records.  Schuylkill offers same day, evening and Saturday appointments to accommodate emergency and non-emergency patient’s schedule needs.

Schuylkill participates in most major insurance plans. Schuylkill also accepts Medicare, Medicaid, Worker’s Compensation claims, Personal Injury Protection and Letters of Protection for participating personal injury attorneys in the area. Schuylkill is accredited by the American College of Radiology (“ACR”) and by the Intersocietal Accreditation Commission (or “ICAMRL”). The ACR certification is valid through March 3rd, 2015 and the ICAMRL certification is valid through March 31st, 2015.

Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company’s fiscal year-end is December 31.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) the disclosure of contingent assets and liabilities known to exist as of the date the financial statements are published, and (iii) the reported amount of net sales, expenses and costs recognized during the periods presented. Adjustments made with respect to the use of estimates often relate to improved information not previously available. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of financial statements; accordingly, actual results could differ from these estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.  At September 30, 2012 cash includes cash on hand and cash in the bank.

Accounts Receivable Credit Risk

The allowance for doubtful accounts is maintained at a level sufficient to provide for estimated credit losses based on evaluating known and inherent risks in the receivables portfolio.

Management evaluates various factors including expected losses and economic conditions to predict the estimated realization on outstanding receivables. As of September 30, 2012 and December 31, 2011, the allowance for bad debts was $386,361 and $296,361 respectively.

Goodwill and Indefinite Intangible Assets

The Company follows the provisions of Financial Accounting Standard (“FASB”) Accounting Standards Codification (“ASC”) Topic 350 Goodwill and Other Intangible Assets. In accordance with ASC Topic 350, goodwill represents the excess of the purchase price and related costs over the value assigned to net tangible and identifiable intangible assets of businesses acquired and accounted for under the purchase method. Under this standard, goodwill and intangibles with indefinite useful lives are not amortized.  The Company assesses goodwill and indefinite-lived intangible assets for impairment annually during the fourth quarter, or more frequently if events and circumstances indicate impairment may have occurred in accordance with ASC Topic 350. If the carrying value of a reporting unit's goodwill exceeds its implied fair value, the Company records an impairment loss equal to the difference. ASC Topic 350 also requires that the fair value of indefinite-lived purchased intangible assets be estimated and compared to the carrying value. The Company recognizes an impairment loss when the estimated fair value of the indefinite-lived purchased intangible assets is less than the carrying value.  As of September 30, 2012, the Company has not acquired any indefinite-lived intangible assets and goodwill.

Revenue Recognition

The Company recognizes revenue at the time of service.

Revenue is accounted for under the guidelines established by SAB 101, Revenue Recognition in Financial Statements, and ASC Topic 605-45, Revenue Recognition – Principal Agent Considerations.

Cost of Sales

Cost of sales includes fees paid to radiologists for Teleradiology services and system usage costs.

Impairment of Long-Lived Assets

In accordance with ASC Topic 360, Property, Plant and Equipment, property, plant, and equipment, and purchased intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset.

No impairment loss was recorded for the periods ended September 31, 2012 and 2011.

Amortization and Depreciation

Depreciation and amortization are calculated using the straight-line method over the following useful lives:

Medical Equipment – 5 – 7 years

Furniture and Fixtures – 5 – 7 years

Leasehold Improvements – 39 years

Fair Value of Financial Instruments

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties other than in a forced sale or liquidation.

The carrying amounts of the Company’s financial instruments, including cash, accounts receivable, accounts payable and accrued liabilities, and income taxes payable approximate fair value due to their most maturities.

Fair Value Measurements

The hierarchy below lists three levels of fair values based on the extent to which inputs used in measuring fair value is observable in the market. We disclose and categorize each of our fair value measurement items that we recorded at fair value on a recurring basis in one of these three levels based on the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

• Level 1—inputs are based upon unadjusted quoted prices for identical instruments traded in active markets. Our Level 1 non-derivative investments primarily include domestic and international equities, U.S. treasuries and agency securities, and exchange-traded mutual funds. Our Level 1 derivative assets and liabilities include those traded on exchanges.

• Level 2—inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques (e.g. the Black-Scholes model) for which all significant inputs are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs including interest rate curves, foreign exchange rates, and forward and spot prices for currencies and commodities. Our Level 2 non-derivative investments consist primarily of corporate notes and bonds, mortgage-backed securities, certificates of deposit, certain agency securities, foreign government bonds, and commercial paper. Our Level 2 derivative assets and liabilities primarily include certain over-the-counter options, futures, and swap contracts.

• Level 3—inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques, including option pricing models and discounted cash flow models. Our Level 3 non-derivative assets primarily comprise investments in certain corporate bonds. We value these corporate bonds using internally developed valuation models, inputs to which include interest rate curves, credit spreads, stock prices, and volatilities. Unobservable inputs used in these models are significant to the fair values of the investments. The Company Level 3 derivative assets and liabilities primarily comprise derivatives for foreign equities. In certain cases, market-based observable inputs are not available and the company uses management judgment to develop assumptions to determine fair value for these derivatives.

The company does not have assets and liabilities that are carried at fair value on a recurring basis.

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, Income Taxes.  This statement prescribes the use of the asset and liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

Recent Accounting Updates

Recent accounting updates that the Company has adopted or that will be required to adopt in the future are summarized below.

On December 31, 2011, the Company adopted updates issued by the Financial Accounting Standards Board (FASB) to the authoritative hierarchy of GAAP. These changes establish the FASB Accounting Standards Codification (ASC) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The FASB will no longer issue new standards in the form of Statements, FASB Staff Positions, or Emerging Issues Task Force Abstracts; instead the FASB will issue Accounting Standards Updates. Accounting Standards Updates will not be authoritative in their own right as they will only serve to update the Codification. These changes and the Codification itself do not change GAAP. Other than the manner in which new accounting guidance is referenced, the adoption of these changes had no impact on the Financial Statements.

The Company does not expect the adoption of any other recently issued accounting pronouncements to have a significant impact on its results of operations, financial position or cash flow.

Updates issued but not yet adopted

The Company does not expect the adoption of any other recently issued accounting pronouncements to have a significant impact on its results of operations, financial position or cash flow.

Note 2. Property and Equipment

Property and equipment are stated at cost.   At September 31, 2012 and December 31, 2011, the major classes of property and equipment were as follows:

	September 30, 2012	December 31, 2011
Medical Equipment	$922,915	$1,017,450
Furniture and Fixtures	60,842	39,180
Leasehold Improvements	1,004,031	946,803
Less: Accumulated Depreciation	(1,189,675)	(1,094,692)
Property and Equipment - Net	$798,113	$908,741

Depreciation expense was $171,654 for the nine months ended September 30, 2012.

Note 3. Lease Commitments

During 2011, the Company extended their current facilities lease for an additional five years.  The lease called for initial lease payments of $4,390 per month with annual increases based on the larger of 2% or the Consumer Price Index as defined.  As September 31, 2012, the monthly lease payment was $5,185.  Total lease expense, including late fees and incidental charges, for the nine months ending September 30, 2012 and 2011 was $50,293 and $46,566, respectively.

Note 4. Related Party Payables and Expenses

As of September 30, 2012 and December 31, 2011, the Company owed related entities $337,989 and $238,056, respectively.

Of these amounts, the Company owed Metiscan Holdings, Inc.(“Holdings”) $337,989 and $238,056, as of September 30, 2012 and December 31, 2011, respectively. Holdings is a majority shareholder and is operated by the Company’s management team.  The Company pays Holdings a management fee equal to 5% of earnings each month. During the nine months ended September 30, 2012 and 2011, the Company recorded management fee expense of $328,881 and $313,682, respectively.

The Company leases all its employees from an employee leasing company, Shoreline Employment Services, Inc., (“Shoreline”).  Shoreline is operated by the Company’s management team.  During the nine months ended September 30, 2012 and 2011, the Company recorded employee leasing expense of $351,700 and $360,846, respectively.

From time to time, the Company is required to reimburse Bridgepoint Partners, LLC (“Bridgepoint”) for business expenses paid on behalf of the Company.  Bridgepoint is operated by a member of the Company’s management team.  As of September 30, 2012 and December 31, 2011, the Company owed Bridgepoint $0 and $2,342, respectively.

Note 5. Accrued Expenses

As of September 30, 2012 and December 31, 2011, the accrued expenses of the Company were $266,284 and $296,051, respectively.

Of this amount, $141,950 and $124,334, as of September 30, 2012 and December 31, 2011, respectively, was due to the state of Pennsylvania for unpaid corporate income taxes.

The balance of, $124,334, as of September 30, 2012 and December 31, 2011, respectively, was due to the federal government for unpaid corporate income taxes.

Note 6. Obligations under Capital Lease

On January 1, 2008, the Company entered into a Master Equipment Lease Agreement with Tygris Asset Finance in the amount of $492,970 to finance the purchase of the Company’s Vision MRI located at its facility as well as the leasehold improvements that were made to the facility to accommodate the equipment. This “dollar -buyout” lease has a term of four (4) years at a rate of eight and four tenths of a percent (8.40%) per annum beginning on January 1, 2008 and maturing on January 1, 2012. The monthly payment on this lease was $11,076.

The lease was paid in full on December 14, 2011 and no future minimum lease payments remain at December 31, 2011.

The gross amount of equipment held under capital leases totals $861,383 ($0 net book value after accumulated depreciation of $861,383) at December 31, 2011 and 2010.

Note 7. Long-Term Debt

On May 5, 2009, the Company borrowed $190,000 from JPMorgan Chase Bank and issued a promissory note that calls for a term of four (4) years at a rate of six and a tenth of a percent (6.10%) per annum beginning on June 5, 2009 and maturing on May 5, 2013. The loan was established to refinance the Company’s OPEN MRI that is located at its facility. The monthly payment on this promissory note is $4,479. As of September 30, 2012 and December 31, 2011, the unpaid balance of this note was $30,638 and $68,545, respectively.

On June 19, 2009, the Company borrowed $50,000 from an individual and issued a promissory note that calls for a term of five (5) years at a rate of ten percent and one-half of one percent (10.5%) per annum beginning on July 10, 2009, and maturing on April 10, 2014. The monthly payment on this promissory note is $1,074. As of September 30, 2012 and December 31,2011, the unpaid balance of this note was $20,535 and $28,248, respectively.

On February 28, 2011, the Company entered into a non-compete agreement with a former employee and issued a promissory note in the amount of $67,000 that calls for a term of five (5) years at a rate of six percent (6%) per annum beginning on April 1, 2011, and maturing on March 1, 2016. The monthly payment on this promissory note is $1,295. As of September 30, 2012, the unpaid balance of this note was $47,910.

On February 26, 2012, the Company issued a promissory note of $55,000 payable on demand at a rate of 10% per annum, paid monthly.

Following are maturities of the long –term debt in convertible notes for each of the next 5 years:

December 31, 2012	$73,731
December 31, 2013	38,272
December 31, 2014	24,497
December 31, 2015	14,901
December 31, 2016	2,570
Total	$153,971

Interest expense related to long-term debt for the years ended September 30, 2012 and December 31, 2011 was $11,162 and $12,416, respectively.

Note 8. Subsequent Events

On December 10, 2012, Diagnostic Imaging International Corp. (“Diagnostic”) completed the purchase of the Company.  Diagnostic is an SEC registrant and has reported this purchase on an 8K filed on December 12, 2012.

SCHUYLKILL OPEN MRI, INC, CANADIAN TELERADIOLOGY SERVICES, INC. AND DIAGNOSTIC IMAGING INTERNATIONAL CORP.

Unaudited Pro forma Condensed Combined Financial Information

December 31, 2011 and September 30, 2012

The following unaudited pro forma condensed combined balance sheet, pro forma condensed combined statements of operations and explanatory notes give effect to the acquisition of Schuylkill Open MRI, Inc. (“SOMRI”) by Diagnostic Imaging International Corp. (“DIIC”).

The unaudited pro forma condensed combined balance sheet, pro forma condensed combined statements of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. The pro forma condensed combined balance sheet and the pro forma condensed combined statements of operations have been prepared utilizing the historical financial statements of SOMRI and DIIC and should be read in conjunction with the historical financial statements and notes thereto.

The transaction giving rise to the consolidated entity is a purchase by Diagnostic of a 100% interest in SOMRI in December, 2012 in consideration for cash, and contingent liability.

The pro forma condensed combined statements of operations have been prepared as if the acquisition had been consummated on January 1, 2011 and carried through to September 30, 2012.  The pro forma condensed combined balance sheet has been prepared as if the acquisition was consummated as of the balance sheet date.

The condensed combined financial statements are presented for informational purposes only, are based on certain assumptions that we believe are reasonable and do not purport to represent our financial condition or our results of operations had the business combination occurred on or as of the dates noted above or to project the results for any future date or period. In the opinion of management, all adjustments have been made that are necessary to present fairly the unaudited condensed combined financial information.

The acquisition and related transactions will be treated as a purchase business combination for accounting purposes, and SOMRI’s assets acquired and liabilities assumed will be recorded at their fair value.

The allocations of the purchase price to SOMRI’s assets and liabilities are only preliminary allocations based on estimates of fair value and will change when the actual fair values are determined.  Among the provisions of Statement of Financial Accounting Standards No. 141(R), "Business Combinations," criteria have been established for determining whether intangible assets should be recognized separately from goodwill.

Diagnostic Imaging International Corp.
Unaudited Pro Forma Balance Sheets

	DIIC	CTS	SOMRI	Consolidating	Consolidating		Consolidated
	December 31,	December 31,	December 31,	Entries	Entries		December 31,
	2011	2011	2011	CTS	SOMRI		2011
ASSETS
Current Assets
Cash	15,254	39,251	19,259				$73,764
Accounts Receivable, net	12,135	137,744	212,027	(12,135)			349,771
Prepaid Expenses	-	7,144	-				7,144
Total Current Assets	27,389	184,139	231,286	(12,135)	-		430,679
Property and Equipment
Equipment	8,955	102,336	2,003,433	(8,155)			2,106,569
Less: Accumulated Depreciation	(680)	(101,082)	(1,094,692)				(1,196,454)
Total Property and Equipment, net	8,275	1,254	908,741	(8,155)	-		910,115
Goodwill	-	-	-	-	967,168	[3]	967,168
Intangibles
Hospital Contracts	794,707	-	-	-	-		794,707
Contract	105,328	-	67,000				172,328
Less: Accumulated Amortization	(650,406)	-	(18,611)	-	-		(669,017)
Total Intangible Assets, net	249,629	-	48,389	-	967,168		1,265,186
Other Assets
Intercompany Loan	(97,117)	-	-	97,117			-
Deposits	-	4,932	8,140				13,072
Loans Receivable	-	968	-				968
Total Other Assets	(97,117)	5,900	8,140	97,117	-		14,040
TOTAL ASSETS	188,176	191,293	1,196,556	76,827	967,168		$2,620,020

Diagnostic Imaging International Corp.
Unaudited Pro Forma Balance Sheets
(continued)

	DIIC	CTS	SOMRI	Consolidating	Consolidating		Consolidated
	December 31,	December 31,	December 31,	Entries	Entries		December 31,
	2011	2011	2011	CTS	SOMRI		2011
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts Payable and Accrued Expenses	235,243	159,480	333,218	(172,250)	(317,448)	[2]	$238,243
Promissory Notes	84,591	-	-				84,591
Loan Payable - Related Party	-	-	238,056		(238,056)	[2]	-
Note Payable - Shareholder	7,062	(60,957)	-	60,957			7,062
Current Portion of Long Term Debt	-	-	73,730				73,730
Convertible Note - Shareholder, net short term portion	19,960	-	-		-		19,960
Convertible Notes, net short term portion	166,333	-	-				166,333
Total Current Liabilities	513,189	98,523	645,004	(111,293)	(555,504)		589,919
Long Term Liabilities
Obligations in excess of Cash Balance					1,825,000	[1]	1,825,000
Contingent Liability					200,000	[1]	200,000
Long Term Note	-	-	80,240				80,240
Convertible Note - Shareholder, net	-	-	-				-
Convertible Notes, net	-	-	-				-
Total Long Term Liabilities	-	-	80,240		2,025,000		2,105,240
Total Liabilities	513,189	98,523	725,241	(111,293)	1,469,496		2,695,159
Stockholders' Equity
Preferred Stock-$0.001 par value; 5,000,000 shares authorized, no shares issued and outstanding	-	-	-				-
Common Stock-$0.001 par value; 100,000,000 shares authorized, 18,106,481, shares issued and outstanding at December 31, 2011	18,107	10	1,000	(10)	(1,000)	[1]	18,107
Additional Paid-In Capital	1,597,413	38,505	90,000	(38,505)	(90,000)	[1]	1,597,413
Comprehensive Loss Accumulated	108	(1,822)	-	4,516			2,802
Accumulated Deficit	(1,940,641)	56,077	380,314	222,119	(411,328)	[1]	(1,693,461)
Total Stockholders' Equity	(325,013)	92,770	471,314	188,120	(502,328)		(75,139)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	188,176	191,293	1,196,556	76,827	(967,168)		$2,620,020

1) To record consideration given per acquisition agreement.

2) To reduce payables and debt to maximum amounts per the acquisition agreement.

3) To record Goodwill as if the transaction took place as of 1/1/2011.

Diagnostic Imaging International Corp.
Unaudited Pro Forma Statements of Operations

	DIIC	CTS	SOMRI	Consolidating	Consolidating	Consolidated
	December 31,	December 31,	December 31,	Entries	Entries	December 31,
	2011	2011	2011	CTS	SOMRI	2011
Revenue:
Sales	$-	$3,536,176	$1,787,614			$5,323,790
Less: Cost of sales	-	2,905,077	533,531			3,438,608
Gross Margin	-	631,099	1,254,083			1,885,182

Operating Expenses:
Advertising	827	495	10,897			12,219
Amortization	115,213	-	18,611			133,824
Depreciation	160	1,266	149,755			151,181
Impairment Loss	-	-	-			-
General and Administrative	12,875	34,058	119,243			166,176
Insurance	-	19,806	28,658			48,464
Labor	-	120,644	-			120,644
Legal and professional	48,669	49,200	351			98,220
Management fees	9,632	-	870,864			880,496
Rent Office Space and Servers	-	94,800	62,770			157,570
Travel	1,509	4,857	6,614			12,980
Total Operating Expenses	188,885	325,126	1,267,763			1,781,774
Net Gain / (Loss) from Operations	(188,885)	305,973	(13,680)	-	-	103,408

Other Income and (Expenses):
Other Income	6,510	247	333			7,090
Foreign Currency Gains/(Losses)	(291)	-	-			(291)
Settlement on Business Combination	-	-	-			-
Amortization of Debt Discount	(105,145)	-	-			(105,145)
Interest Expense	(37,119)	(721)	(17,669)			(55,509)
Total Other Income/(Expenses)	(136,045)	(474)	(17,336)			(153,855)

Net Income Before Provision for Income Taxes	(324,930)	305,499	(31,016)			(50,447)
Provision for Income Taxes	-	(60,728)	-			(60,728)
Net Income	(324,930)	244,771	(31,016)			(111,175)
Comprehensive Income	-	-	-	4,205		4,205
Total comprehensive Loss	$(324,930)	244,770	(31,016)	4,205		$(106,971)
Basic and Diluted Income / (Loss) per Share	$(0.018)					$(0.006)
Weighted Average Shares Outstanding:
Basic and Diluted	18,106,481					18,073,056

The accompanying notes are an integral part of these consolidated financial statements.

Diagnostic Imaging International Corp.
Unaudited Pro Forma Balance Sheets

	DIIC	CTS	SOMRI	Consolidating	Consolidating		Consolidated
	September 30,	September 30,	September 30,	Entries	Entries		September 30,
	2012	2012	2012	CTS	SOMRI		2012
ASSETS
Current Assets
Cash	$125,328	28,389	67,915				$221,632
Accounts Receivable, net	12,135	160,840	157,040	(12,135)			317,880
Prepaid Expenses	-	5,179	2,237				7,416
Total Current Assets	137,463	194,408	227,192	(12,135)	-		546,928
Property and Equipment
Equipment	8,955	74,309	1,987,789	(8,155)			2,062,898
Less: Accumulated Depreciation	(800)	(70,596)	(1,189,675)				(1,261,071)
Total Property and Equipment, net	8,155	3,713	798,114	(8,155)	-		801,827
Goodwill	-	-	-	-	967,168	[3]	967,168
Intangibles
Hospital Contracts	794,707	-	-				794,707
Non-Compete Contract	105,328	-	67,000				172,328
Less: Accumulated Amortization	(736,816)	-	(35,361)				(772,177)
Total Intangible Assets,net	163,219	-	31,639	-	967,168		1,162,026
Other Assets
Intercompany Loan	(312,490)	-	-	312,490			-
Deposits	-	5,099	66,715				71,814
Restricted Deposit	20,000	-	-				20,000
Loans Receivable	-	3,177	-				3,177
Total Other Assets	(292,490)	8,276	66,715	312,490	-		94,991
TOTAL ASSETS	$16,347	$206,397	$1,123,660	292,200	967,168		$2,605,772

Diagnostic Imaging International Corp.
Unaudited Pro Forma Balance Sheets
(continued)

	DIIC	CTS	SOMRI	Consolidating		Consolidating		Consolidated
	September 30,	September 30,	September 30,	Entries		Entries		September 30,
	2012	2012	2012	CTS		SOMRI		2012
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts Payable and Accrued Expenses	212,195	237,143	439,595	(172,250)		(96,723)	[2]	$619,960
Promissory Notes	120,029	-	-					120,029
Loans Payable	100,000	-	-					100,000
Loan Payable – Related Party	-	-	36,580					36,580
Note Payable	-	-	-					-
Note Payable – Shareholder	7,062	(281,984)	-	281,984				7,062
Convertible Note – Shareholder, net short term portion	15,029	-	-			-		15,029
Convertible Notes, net short term portion	106,111	-	-					106,111
Total Current Liabilities	560,426	(44,841)	476,175	109,734	-	(96,723)		1,004,771
Long Term Liabilities
Obligations in excess of Cash Balance						1,825,000	[1]	1,825,000
Contingent Liability						200,000	[1]	200,000
Long Term Note	-	-						-
Convertible Note – Shareholder, net	-	-	-					-
Convertible Notes, net	-	-	458,781			(458,781)	[2]	-
Total Long Term Liabilities	-	-	458,781			1,566,219		2,025,000
Total Liabilities	560,426	(44,841)	934,956	109,734		1,469,496		3,029,771
Stockholders’ Equity
Preferred Stock-$0.001 par value; 5,000,000 shares authorized, no shares issued and outstanding	-	-	-					-
Common Stock-$0.001 par value; 100,000,000 shares authorized, 18,106,481, shares issued and outstanding at September 30, 2012	18,107	10	1,000	(10)		(1,000)	[1]	18,107
Additional Paid-In Capital	1,597,943	39,809	90,000	(39,809)		(90,000)	[1]	1,597,943
Comprehensive Loss Accumulated	108	3,017	-	142				3,267
Accumulated Deficit	(2,160,235)	208,400	97,704	222,143		(411,328)	[1]	(2,043,316)
Total Stockholders’ Equity	(544,077)	251,236	188,704	182,466	-	(502,328)		(423,999)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$16,349	$206,395	$1,123,660	292,200	-	967,168		$2,605,772

The accompanying notes are an integral part of these consolidated financial statements.

1) To record consideration given per acquisition agreement.

2) To reduce payables and debt to maximum amounts per the acquisition agreement.

3) To record Goodwill as if the transaction took place as of 1/1/2011.

Diagnostic Imaging International Corp.
Unaudited Pro Forma Statements of Operations For the Nine Months Ended

	DIIC	CTS	SOMRI	Consolidating	Consolidating	Consolidated
	September 30,	September 30,	September 30,	Entries	Entries	September 30,
	2012	2012	2012	CTS	SOMRI	2012
Revenue:
Sales	$-	$2,488,697	$1,397,437			$3,886,134
Less: Cost of sales	-	2,034,045	457,691			2,491,736
Gross Margin	-	454,652	939,746			1,394,398

Operating Expenses:
Advertising	3,681	1,128	11,142			15,951
Amortization	86,410	-	16,750			103,160
Depreciation	120	1,377	171,649			173,146
Impairment Loss		-	-			-
General and Administrative	12,299	26,190	202,958			241,447
Insurance		15,496	23,213			38,709
Labor		87,066	-			87,066
Legal and professional	66,735	28,397	44,737			139,869
Management fees	7,169	-	680,581			687,750
Rent Office Space and Servers		69,723	50,293			120,016
Travel	3,500	2,559	7,431			13,490
Total Operating Expenses	179,914	231,936	1,208,754	-	-	1,620,604
Net Gain / (Loss) from Operations	(179,914)	222,716	(269,008)	-	-	(226,206)

Other Income and (Expenses):
Other Income	19,945	297	1,493			21,735
Foreign Currency Gains/(Losses)	(8,251)					(8,251)
Settlement on Business Combination						-
Amortization of Debt Discount	(33,953)					(33,953)
Interest Expense	(17,421)	(1,293)	(15,094)			(33,808)
Total Other Income/(Expenses)	(39,680)	(996)	(13,601)	-	-	(54,277)

Net Income Before Provision for Income Taxes	(219,594)	221,720	(282,609)	-	-	(280,483)
Provision for Income Taxes	-	(60,728)	-			(60,728)
Net Income	(219,594)	160,992	(282,610)			(341,212)
Comprehensive Income/(Loss)		3,017	-	(2,796)		221
Total comprehensive Loss	$(219,594)	164,009	(282,610)	(2,796)	-	$(340,991)
Basic and Diluted Income / (Loss) per Share	$(0.012)					$(0.019)
Weighted Average Shares Outstanding:		.
Basic and Diluted	18,106,481					18,106,481

The accompanying notes are an integral part of these consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Diagnostic Imaging International Corp.
(Registrant)

Dated: February 25, 2013	By:	/s/ Mitch Geisler
Name: Mitch Geisler
Title: CEO